Exhibit (16)

CERTIFICATE

The undersigned, President and Principal Executive Officer of Starboard Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees via written consent in lieu of a meeting dated July 28, 2021, and is in full force and effect:

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley E. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust, all registration statements on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Yield Fund, Adaptive Hedged Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund into the Adaptive Fundamental Growth ETF, Adaptive Hedged High Yield ETF, Adaptive Hedged Income ETF, Adaptive Tactical Outlook ETF, and Adaptive Tactical Rotation ETF, respectively, each a series of the Trust. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

Dated: July 28, 2021

STARBOARD INVESTMENT TRUST

/s/ Katherine M. Honey
Katherine M. Honey
President and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which Katherine M. Honey is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Katherine M. Honey, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.
/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Starboard Investment Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which Ashley H. Lanham is now or is on the date of such filing the Treasurer and Principal Financial Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ashley H. Lanham, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.

/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Financial Officer and Principal Accounting Officer Starboard Investment Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which J. Buckley Strandberg is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of J. Buckley Strandberg, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.
/s/ J. Buckley Strandberg
J. Buckley Strandberg Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which James H. Speed, Jr. is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of James H. Speed, Jr., pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.

/s/ James H. Speed, Jr.
James H. Speed, Jr. Chairman and Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which Michael G. Mosley is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Michael G. Mosley, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.
/s/ Michael G. Mosley
Michael G. Mosley Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333-258233) and any other regulatory filings made applicable to the reorganization of Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund and Adaptive Tactical Rotation Fund into the AI Quality Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF, respectively, each a series of Trust, filed by the Trust of which Theo H. Pitt, Jr. is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Theo H. Pitt, Jr., pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July 2021.
/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr. Independent Trustee